UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Magellan Midstream Partners, L.P.

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www.magellanlp.com/Investors/SECFilings.aspx Step 1: Go to www.investorvote.com/MMP. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/MMP or scan the QR code — login details are located in the shaded bar below. The Sample Company Annual Meeting Notice 03KYAA + + Important Notice Regarding the Availability of Proxy Materials for the Magellan Midstream Partners, L.P. Annual Meeting to be Held on April 21, 2022 Under Securities and Exchange Commission rules, you are receiving this notice to advise the proxy materials for the annual meeting are available on the internet. Follow the instructions below to view the materials and vote online or request a printed copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Our 2022 Proxy Statement and 2021 Annual Report, including Form 10-K for the fiscal year ended December 31, 2021, are available at: Obtaining a Copy of the Proxy Materials – If you would like to receive a printed copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 7, 2022 to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Submit your vote. ® MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT LINE SACKPACK 1234 5678 9012 345 C 1234567890 C O Y 000004 MMMMMMM

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/MMP. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Magellan Midstream Partners, L.P.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you would like a printed copy of the meeting materials. To facilitate timely delivery, requests for a printed copy of proxy materials must be received by April 7, 2022. Magellan Midstream Partners, L.P.’s Annual Meeting will be held on April 21, 2022, 10:00 a.m. Central Time, virtually via webcast at www.meetnow.global/M5NCLHX. To access the virtual meeting, you must have the control number that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 and 3. 1. Election of Directors: 01 - Walter R. Arnheim 02 - Lori A. Gobillot 03 - Edward J. Guay 2. Advisory Resolution to Approve Executive Compensation 3. Ratification of Appointment of Independent Registered Public Accounting Firm for 2022 PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote you must go online or request a printed copy of the proxy materials to receive a proxy card. Annual Meeting Notice